                                                                    EXHIBIT 32.2

                       NORTH COUNTRY FINANCIAL CORPORATION
                           SECTION 1350 CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C ss. 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended June 30, 2003, (the "Form 10-Q") of North Country Financial Corporation (the "Issuer").

     I, William T. Fitzgerald Jr., Chief Financial Officer of the Issuer, certify that:

     1.   The Form 10-Q fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Issuer.

/s/ William T. Fitzgerald, Jr.
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William T. Fitzgerald, Jr.
Chief Financial Officer
(principal financial officer)
August 11, 2003